                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  July 17, 2000


                          THE GOLDMAN SACHS GROUP, INC.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)




        DELAWARE                  NO. 001-14965          NO. 13-4019460
        --------                  -------------          --------------
(State or Other Jurisdic-          (Commission            (IRS Employer
 tion of Incorporation)            File Number)        Identification No.)



            85 BROAD STREET
           NEW YORK, NEW YORK                                  10004
           ------------------                                  -----
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code: (212) 902-1000
                                                    --------------


                                      N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEMS 1-4. NOT APPLICABLE.

ITEM 5. OTHER EVENTS.

     On July 17, 2000, The Goldman Sachs Group, Inc. sold $1,250,000,000 principal amount of the Company's 7.625% Notes due 2005, for a net purchase price of $1,245,400,000, pursuant to an Underwriting Agreement and a Pricing Agreement, in each case with Goldman, Sachs & Co., as representatives of the several underwriters named in Schedule I to the Pricing Agreement.

ITEM 6. NOT APPLICABLE.

ITEM 7. EXHIBITS.

     1.1 Underwriting Agreement, dated as of July 13, 2000, between The Goldman Sachs Group, Inc. and Goldman, Sachs & Co., as representatives of the several Underwriters.

     1.2 Pricing Agreement, dated as of July 13, 2000, between The Goldman Sachs Group, Inc. and Goldman, Sachs & Co., as representatives of the several Underwriters.

     4.1  Form of Note.


ITEM 8. NOT APPLICABLE.


                                      -2-
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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         THE GOLDMAN SACHS GROUP, INC.
                                         (Registrant)


    Date: July 18, 2000


                                         By:  /s/   Dan H. Jester
                                             -----------------------------------
                                                    Name:  Dan H. Jester
                                                    Title: Vice President and
                                                           Treasurer

                                INDEX TO EXHIBITS



 EXHIBIT              DESCRIPTION                                   SEQUENTIALLY
   NO.                                                                NUMBERED
                                                                       PAGE
--------------------------------------------------------------------------------
   1.1       Underwriting Agreement, dated as of July
             13, 2000, between The Goldman Sachs Group,
             Inc. and Goldman, Sachs & Co., as
             representatives of the several
             Underwriters.

   1.2       Pricing Agreement, dated as of July 13,
             2000, between The Goldman Sachs Group,
             Inc. and Goldman, Sachs & Co., as
             representatives of the several
             Underwriters.

   4.1       Form of Note.